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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
LSB Bancshares, Inc.

We consent to the use of our report incorporated by reference in the Registration Statement on Form S-8 filed by LSB Bancshares, Inc. to register 250,000 shares of its common stock that may be issued under the LSB Bancshares, Inc. 1996 Omnibus Stock Incentive Plan.



                                                   /s/ Robert T. Oates
                                                   ----------------------------
                                                   Turlington & Company, L.L.P.


Lexington, North Carolina
November 19, 1997